Equity One, Inc.
Supplemental Information Package

September 30, 2007

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664   Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
September 30, 2007
(unaudited)

TABLE OF CONTENTS

Page
Overview
Analyst Coverage	3
Disclosures	4
Summary Financial Results and Ratios	5

Assets, Liabilities, and Equity
Consolidated Balance Sheets	6
Market Capitalization	7
Debt Summary	8
Debt Maturity Schedule	9

Income, EBITDA, and FFO
Consolidated Statements of Operations	10
Pro Forma Financial Information for Discontinued Operations	11-12
Net Operating Income	13
EBITDA	14
Consolidated Statements of Funds from Operations	15
Additional Disclosures	16

Leasing Data
Tenant Concentration - Top Ten Tenants	17
Recent Leasing Activity	18
Shopping Center Lease Expiration Schedule - All Tenants, Anchors, Shops	19-21
Shopping Center Lease Expiration by Year Graph	22

Property Data
Annual Minimum Rent of Operating Properties by Metro/Market Breakout	23
Property Status Report	24-33
Real Estate Acquisitions and Dispositions	34
Real Estate Developments and Redevelopments	35

Debt Schedule Detail
Consolidated Debt Summary - Property Mortgage Detail	36-38
Consolidated Debt Summary - Unsecured Notes, Lines of Credit, and Total	39

EQUITY ONE, INC
ANALYST COVERAGE
As of September 30, 2007

Bear Stearns	Ross Smotrich	(212) 272-8046
	Amy L. Young, CFA	(212) 272-3523

BMO Capital Markets	Paul Adornato	(212) 885-4170

Deutsche Bank Securities	Louis W. Taylor	(212) 250-4912
	Christeen Kim	(212) 250-6771

Friedman Billings Ramsey	Paul Morgan	(703) 469-1255

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Nick Vedder	(949) 640-8780

JP Morgan Securities Inc.	Michael W. Mueller, CFA	(212) 622-6689
	Joseph Dazio	(212) 622-6416

Merrill Lynch	Craig Schmidt	(212) 449-1944
	Steve Sakwa	(212) 449-0335
	David Wigginton	(212) 449-2729

Miller Tabak & Co., LLC	Tom Mitchell	(518) 523-3261

Raymond James & Assoc.	Paul D. Puryear	(727) 567-2253
	Ken Avalos	(727) 567-2660

Royal Bank of Canada	Richard Moore	(216) 378-7625
	Hua Wang	(216) 378-7631

Stifel, Nicolaus & Co., Inc.	David M. Fick, CPA	(410) 454-5018
	Nathan Isbee	(410) 454-4143

EQUITY ONE, INC.
DISCLOSURES
As of September 30, 2007

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws.  Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved.  Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company 's Form 10-K for the year ended December 31, 2006 and Form 10-Q for the period ended September 30, 2007 should be read in conjunction with the above information. The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

Use of EBITDA as a Non-GAAP Financial Measure
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impairment of real estate.  Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity.  Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure
We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves."  FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure.  Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs.  FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cash flow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
As of September 30, 2007
(in thousands, except per share data)

	For the three months ended		For the nine months ended
	Sep 30, 2007	Sep 30, 2006	Sep 30, 2007	Sep 30, 2006
Summary Financial Results
Total revenues*	$63,733	$57,675	$192,585	$185,328
EBITDA	42,860	36,448	131,935	129,697
Property net operating income*	47,365	41,824	142,023	134,262
General & administrative expenses (G&A)* - Adjusted (1) (2)	5,396	7,291	17,016	17,906

Net income	$10,665	$14,120	$43,552	$147,832
Net income per diluted share (3)	0.14	0.19	0.59	1.97

Funds from operations (FFO)	$22,247	$25,513	$77,136	$90,219
FFO per diluted share (4)	0.30	0.35	1.04	1.20

Total dividends paid per share (5)	$0.30	$0.30	$0.90	$1.90

Weighted average diluted shares	73,985	73,893	74,009	74,944

Summary Operating and Financial Ratios
Operating shopping center portfolio occupancy (see pages 24-33)	93.5%	95.1%	93.5%	95.1%
Same-property NOI growth - cash basis (see page 13)	4.1%	3.0%	NA	NA
NOI margin (see page 13)	74.4%	73.5%	74.2%	73.0%
Expense recovery ratio*	87.4%	79.6%	86.7%	82.8%
New, renewal and option rent spread - cash basis (see page 18)	20.7%	NA (6)	NA	NA (6)
Adjusted G&A expense to total revenues	8.5%	12.6%	8.8%	9.7%
Debt to market capitalization (see page 7)	36.6%	35.8%
EBITDA to interest expense* (see page 14)	2.5	2.8	2.6	3.1
EBITDA to fixed charges* (see page 14)	2.2	2.3	2.3	2.7

Notes

(1)	YTD G&A expense deducting write-offs of pre-acquisition and pre-development costs and management transitions costs.
(2)	Prior QTD and YTD amounts include property accounting and management salary reclassification of approximately $700,000 and $2.0M, respectively.
(3)	Net Income for the nine months ended September 30, 2006 includes gains related to the sale of the company's Texas portfolio of $87.1 million and $8.2 million for three income-producing properties.
(4)	For the nine months ended September 30, 2007, gains on land sales included in FFO were $1,993 ($0.03/sh) compared to $7,687 ($0.10/sh) for the comparable nine month period in 2006.
(5)	Dividend amounts include a $1.00 per share special dividend paid on June 30, 2006. Payout ratios exclude the $1.00 per share special dividend.
(6)	Prior period data not presented in similar manner.

*	The indicated line item includes amounts reported in discontinued operations.

EQUITY ONE, INC.
CONSOLIDATED BALANCE SHEETS
As of September 30, 2007
(in thousands, except per share data)

	Sep 30, 2007	Dec 31, 2006	Dec 31, 2005
Assets
Properties
Income producing	$2,036,531	$1,896,843	$1,661,243
Less: accumulated depreciation	(164,826)	(144,825)	(111,031)
Rental property	1,871,705	1,752,018	1,550,212
Construction in progress and land held for development	72,329	113,340	64,202
Property held for sale	49,782	20,353	282,091
Properties, net	1,993,816	1,885,711	1,896,505

Cash and cash equivalents	-	-	102
Cash held in escrow	-	1,547	-
Accounts and other receivables, net	15,571	18,967	17,600
Securities	72,177	75,102	67,588
Goodwill	12,622	13,092	12,013
Other assets (1)	73,040	75,356	66,073

Total	$2,167,226	$2,069,775	$2,059,881

Liabilities and stockholders' equity
Liabilities
Mortgage notes payable	$399,792	$391,647	$392,480
Mortgage notes payable related to properties held for sale	5,693	-	54,445
Unsecured revolving credit facilities	14,000	76,500	93,165
Unsecured senior notes payable	742,695	591,187	465,404
Total debt	1,162,180	1,059,334	1,005,494
Unamortized premium/discount on notes payable	10,588	10,322	15,830
Total notes payable	1,172,768	1,069,656	1,021,324

Accounts payable and other liabilities (1)	83,249	73,452	64,403
Total liabilities	1,256,017	1,143,108	1,085,727

Minority interest	989	989	1,425

Stockholders' equity	910,220	925,678	972,729

Total	$2,167,226	$2,069,775	$2,059,881

(1)	Amounts have been reclassified to conform to the 2007 presentation.

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of September 30, 2007
(in thousands, except per share data)

	Sep 30, 2007	Dec 31, 2006	Sep 30, 2006

Closing market price of common stock	$27.20	$26.66	$23.97

Common stock shares (in thousands)
Basic common shares	73,164.263	72,755.717	72,673.863
Diluted common shares
Unvested restricted common shares	632.732	381.017	460.067
Walden Woods units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	251.989	346.938	240.482
Diluted common shares	74,142.640	73,577.328	73,468.068

Equity market capitalization	$2,016,680	$1,961,572	$1,761,030

Total debt (excluding unamortized premium/discount)	$1,162,180	$1,059,334	$998,966
Cash and equivalents (including cash held in escrow)	-	(1,547)	(18,560)
Net debt	1,162,180	1,057,787	980,406
Equity market capitalization	2,016,680	1,961,572	1,761,030
Total market capitalization	$3,178,860	$3,019,359	$2,741,436

Net debt to total market capitalization	36.6%	35.0%	35.8%

Gross real estate and securities investments	$2,235,504	$2,105,641	$2,024,276

Net debt to gross real estate and securities investments	52.0%	50.2%	48.4%

EQUITY ONE, INC.
DEBT SUMMARY
As of September 30, 2007
(in thousands, except per share data)

	Sep 30, 2007	Dec 31, 2006	Dec 31, 2005

Fixed rate debt	$1,050,485	$886,647	$816,925
Fixed rate debt - swapped to variable rate	97,695	96,187	95,404
Variable rate debt - unhedged	14,000	76,500	93,165
Total debt*	$1,162,180	$1,059,334	$1,005,494

% Fixed rate debt	90.4%	83.7%	81.2%
% Fixed rate debt - swapped to variable rate	8.4%	9.1%	9.5%
% Variable rate debt - unhedged	1.2%	7.2%	9.3%
Total	100.0%	100.0%	100.0%

% Variable rate debt - total	9.6%	16.3%	18.8%

Secured mortgage debt	$405,485	$391,647	$446,925
Unsecured debt**	756,695	667,687	558,569
Total debt*	$1,162,180	$1,059,334	$1,005,494

% Secured mortgage debt	34.9%	37.0%	44.4%
% Unsecured debt	65.1%	63.0%	55.6%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 7)	$3,178,860	$3,019,359	$2,757,987

% Secured mortgage debt	12.8%	13.0%	16.2%
% Unsecured debt	23.8%	22.1%	20.3%
Total debt : Total market capitalization	36.6%	35.1%	36.5%

Weighted-average interest rate on secured mortgage debt	7.31%	7.26%	7.19%
Weighted-average interest rate on senior unsecured notes**	5.43%	5.67%	5.20%
Weighted-average interest rate on revolving credit facilities	5.75%	5.63%	4.68%

Weighted-average maturity on mortgage debt	4.5 years	5.4 years	5.2 years
Weighted-average maturity on senior unsecured notes	7.0 years	7.2 years	4.6 years

*	excluding unamortized premium/discount
**	including the effect of interest rate swaps

EQUITY ONE, INC.
DEBT MATURITY SCHEDULE
As of September 30, 2007
(in thousands)

	Secured Debt		Unsecured Debt
Maturity schedule by year	Scheduled amortization	Balloon payments	Revolving Credit Facilities (1)	Senior Notes (2)	Total	Percent of debt maturing

2007	$2,728	$-	$-	$-	$2,728	0.2%
2008	11,042	25,321	-	-	36,363	3.1%
2009	10,965	17,926	14,000	200,000	242,891	20.9%
2010	10,200	75,394	-	-	85,594	7.4%
2011	8,764	93,433	-	-	102,197	8.8%
2012	7,588	40,056	-	25,000	72,644	6.2%
2013	6,975	32,646	-	-	39,621	3.4%
2014	6,075	6,509	-	-	12,584	1.1%
2015	4,464	30	-	120,000	124,494	10.7%
2016	4,092	2,601	-	125,000	131,693	11.3%
Thereafter	28,547	10,129	-	275,000	313,676	26.9%
Total	$101,440	$304,045	$14,000	$745,000	$1,164,485	100.0%

(1)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options may be available.
(2)	Excludes the adjustment attributable to the fair value of the associated interest rate swap.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
For the quarter ended September 30, 2007
(in thousands, except per share data)

	Three months ended		Percent	Nine months ended		Percent
	Sep 30, 2007	Sep 30, 2006	Change	Sep 30, 2007	Sep 30, 2006	Change
REVENUE:
Minimum rent	$47,882	$43,049		$142,817	$126,148
Expense recoveries	13,448	11,608		41,118	35,685
Percentage rent	183	303		1,820	1,766
Property management and leasing services	103	745		1,089	1,341
Total revenue	61,616	55,705	10.6%	186,844	164,940	13.3%

COSTS AND EXPENSES:
Property operating	16,339	15,013		47,811	44,820
Management and leasing services	24	610		950	1,173
Rental property depreciation and amortization	11,524	10,269		34,284	30,306
General and administrative	5,396	7,291		20,016	17,906
Total costs and expenses	33,283	33,183	0.3%	103,061	94,205	9.4%

INCOME BEFORE OTHER INCOME AND EXPENSE, MINORITY INTEREST AND DISCONTINUED OPERATIONS	28,333	22,522		83,783	70,735

OTHER INCOME AND EXPENSE:
Investment income	189	830		6,947	6,595
Equity in income of unconsolidated joint ventures	-	-		-	1,650
Other income	27	-		267	389
Interest expense	(16,951)	(13,110)		(49,699)	(39,789)
Amortization of deferred financing fees	(427)	(382)		(1,236)	(1,097)
Gain on sale of real estate	408	439		1,993	6,037
Loss on sale of fixed assets	-	-		(283)	-
Gain on extinguishment of debt	-	457		-	165
Impairment loss	(2,930)	-		(2,930)	-
INCOME BEFORE MINORITY INTEREST AND DISCONTINUED OPERATIONS	8,649	10,756		38,842	44,685
Minority interest	(28)	(28)		(84)	(178)
INCOME FROM CONTINUING OPERATIONS	8,621	10,728	-19.6%	38,758	44,507	-12.9%

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold or held for sale	1,791	1,267		2,821	8,001
Gain on disposal of income-producing properties	253	2,125		1,973	95,324
Income from discontinued operations	2,044	3,392		4,794	103,325

NET INCOME (1)	$10,665	$14,120	-24.5%	$43,552	$147,832	-70.5%

EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	0.12	0.15		$0.53	$0.60
Discontinued operations	0.03	0.04		0.07	1.39
NET INCOME (1)	$0.15	$0.19	-23.2%	$0.60	$1.99	-70.1%

EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	$0.11	$0.14		$0.52	$0.59
Discontinued operations	0.03	0.05		0.07	1.38
NET INCOME (1)	$0.14	$0.19	-24.7%	$0.59	$1.97	-70.1%

Weighted average shares outstanding
Basic	73,121	73,152		73,066	74,207
Diluted	73,985	73,893		74,009	74,944

Notes

(1)	Net Income for the nine months ended September 30, 2006 includes gains related to the sale of the company's Texas portfolio of $87.1 million and $8.2 million for three income-producing properties.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended September 30, 2007
(in thousands, except per share data)

	Three months ended			Nine months ended
	Sep 30, 2007			Sep 30, 2007
	As	Disc. Ops	Pre SFAS	As	Disc. Ops	Pre SFAS
	Reported	Total	No. 144	Reported	Total	No. 144
REVENUE:
Minimum rent	$47,882	$1,347	$49,229	$142,817	$3,982	$146,799
Expense recoveries	13,448	770	14,218	41,118	1,759	42,877
Percentage rent	183	-	183	1,820	-	1,820
Property management and leasing services	103	-	103	1,089	-	1,089
Total revenue	61,616	2,117	63,733	186,844	5,741	192,585

COSTS AND EXPENSES:
Property operating	16,339	(74)	16,265	47,811	1,662	49,473
Management and leasing services	24	-	24	950	-	950
Rental property depreciation and amortization	11,524	283	11,807	34,284	906	35,190
General and administrative	5,396	-	5,396	20,016	-	20,016
Total costs and expenses	33,283	209	33,492	103,061	2,568	105,629

INCOME BEFORE OTHER INCOME AND EXPENSE, MINORITY INTEREST INTEREST AND DISCONTINUED OPERATIONS	28,333	1,908	30,241	83,783	3,173	86,956

OTHER INCOME AND EXPENSE:
Investment income	189	-	189	6,947	-	6,947
Equity in income of unconsolidated joint ventures	-	-	-	-	-	-
Other income	27	-	27	267	-	267
Interest expense	(16,951)	(116)	(17,067)	(49,699)	(348)	(50,047)
Amortization of deferred financing fees	(427)	(1)	(428)	(1,236)	(4)	(1,240)
Gain on sale of real estate	408	-	408	1,993	-	1,993
Loss on sale of fixed assets	-	-	-	(283)	-	(283)
Impairment loss	(2,930)	-	(2,930)	(2,930)	-	(2,930)
INCOME BEFORE MINORITY INTEREST AND DISCONTINUED OPERATIONS	8,649	1,791	10,440	38,842	2,821	41,663
Minority interest	(28)	-	(28)	(84)	-	(84)
INCOME FROM CONTINUING OPERATIONS	8,621	1,791	10,412	38,758	2,821	41,579

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold or held for sale	1,791	(1,791)	-	2,821	(2,821)	-
Gain on disposal of income-producing properties	253	-	253	1,973	-	1,973
Income / (loss) from discontinued operations	2,044	(1,791)	253	4,794	(2,821)	1,973

NET INCOME	$10,665	$-	$10,665	$43,552	$-	$43,552

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002.  This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended September 30, 2007
(in thousands, except per share data)

	Three months ended			Nine months ended
	Sep 30, 2006			Sep 30, 2006
	As	Disc. Ops	Pre SFAS	As	Disc. Ops	Pre SFAS
	Reported	Total	No. 144	Reported	Total	No. 144

REVENUE:
Minimum rent	$43,049	$1,544	$44,593	$126,148	$14,876	$141,024
Expense recoveries	11,608	411	12,019	35,685	5,480	41,165
Percentage rent	303	15	318	1,766	32	1,798
Property management and leasing services	745	-	745	1,341	-	1,341
Total revenue	55,705	1,970	57,675	164,940	20,388	185,328

COSTS AND EXPENSES:
Property operating	15,013	93	15,106	44,820	4,905	49,725
Management and leasing services	610	-	610	1,173	-	1,173
Rental property depreciation and amortization	10,269	360	10,629	30,306	3,855	34,161
General and administrative	7,291	-	7,291	17,906	-	17,906
Total costs and expenses	33,183	453	33,636	94,205	8,760	102,965

INCOME BEFORE OTHER INCOME AND EXPENSE, MINORITY INTEREST INTEREST AND DISCONTINUED OPERATIONS	22,522	1,517	24,039	70,735	11,628	82,363

OTHER INCOME AND EXPENSE:
Investment income	830	-	830	6,595	-	6,595
Equity in income of unconsolidated joint ventures	-	(130)	(130)	1,650	(125)	1,525
Other income	-	-	-	389	(86)	303
Interest expense	(13,110)	(119)	(13,229)	(39,789)	(1,421)	(41,210)
Amortization of deferred financing fees	(382)	(1)	(383)	(1,097)	(17)	(1,114)
Gain on sale of real estate	439	-	439	6,037	-	6,037
Loss on extinguishment of debt	457	-	457	165	(1,978)	(1,813)
INCOME BEFORE MINORITY INTEREST AND DISCONTINUED OPERATIONS	10,756	1,267	12,023	44,685	8,001	52,686
Minority interest	(28)	-	(28)	(178)	-	(178)
INCOME FROM CONTINUING OPERATIONS	10,728	1,267	11,995	44,507	8,001	52,508

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold or held for sale	1,267	(1,267)	-	8,001	(8,001)	-
Gain on disposal of income-producing properties	2,125	-	2,125	95,324	-	95,324
Income / (loss) from discontinued operations	3,392	(1,267)	2,125	103,325	(8,001)	95,324

NET INCOME	$14,120	$-	$14,120	$147,832	$-	$147,832

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC.
NET OPERATING INCOME
For the quarter ended September 30, 2007
(in thousands, except per share data)

	Three months ended		Percent	Nine months ended		Percent
	Sep 30, 2007	Sep 30, 2006	Change	Sep 30, 2007	Sep 30, 2006	Change

Total net operating income (1)
Total rental revenue	$63,630	$56,930	11.8%	$191,496	$183,987	4.1%
Property operating expenses	16,265	15,106	7.7%	49,473	49,725	(0.5%)
Net operating income	$47,365	$41,824	13.2%	$142,023	$134,262	5.8%

NOI margin (NOI / Total rental revenue) (2)	74.4%	73.5%		74.2%	73.0%

Same-property NOI (3)
Total rental revenue	$53,195	$51,659	3.0%
Property operating expenses	15,134	15,107	0.2%
Net operating income	$38,061	$36,552	4.1%

Growth in same property NOI	4.1%	3.0%

Number of properties included in analysis	147
Same property occupancy	93.6%	94.0%

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.
(2)	Prior period data not presented in a similar manner.
(3)	Excludes the effects of straight-line rent, SFAS 141 / 142, lease termination fees, and prior year expense recoveries and adjustments, if any.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the quarter ended September 30, 2007
(in thousands, except per share data)

	Three months ended		Nine months ended
	Sep 30, 2007	Sep 30, 2006	Sep 30, 2007	Sep 30, 2006

Net income	$10,665	$14,120	43,552	147,832
Rental property depreciation and amortization*	11,807	10,629	35,190	34,161
Other depreciation and amortization	188	184	582	526
Interest expense*	17,067	13,229	50,047	41,210
Amortization of deferred financing fees*	428	383	1,240	1,114
Minority interest*	28	28	84	178
Gain on disposal of income-producing properties	(253)	(2,125)	(1,973)	(95,324)
Loss on sale of fixed assets	-	-	283	-
Impairment loss	2,930	-	2,930	-
EBITDA* (1)	$42,860	$36,448	$131,935	$129,697

Interest expense*	$17,067	$13,229	$50,047	$41,210

EBITDA to interest expense*	2.5	2.8	2.6	3.1

Fixed charges
Interest expense*	$17,067	$13,229	$50,047	$41,210
Scheduled principal amortization (2)	2,655	2,325	7,811	7,252
Total fixed charges	$19,722	$15,554	$57,858	$48,462

EBITDA to fixed charges*	2.2	2.3	2.3	2.7

Total market capitalization (see page 7)	$3,178,860	$2,741,436	$3,178,860	$2,741,436

*	The indicated line item includes amounts reported in discontinued operations.
(1)	For the nine months ended September 30, 2007, gains on land sales included in EBITDA were $1,993 ($0.03/sh) compared to $7,687 ($0.10/sh) for the comparable nine month period in 2006.
(2)	Excludes balloon payments upon maturity.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the quarter ended September 30, 2007
(in thousands, except per share data)

	Three months ended		Nine months ended
	Sep 30, 2007	Sep 30, 2006	Sep 30, 2007	Sep 30, 2006

Net income	$10,665	$14,120	$43,552	$147,832
Adjustments:
Rental property depreciation and amortization, including discontinued operations	11,807	10,629	35,190	34,161
Gain on disposal of depreciable real estate	(253)	-	(1,973)	(93,196)
Loss on disposal of fixed assets	-	-	283	-
Pro rata share of real estate depreciation from
unconsolidated joint venture	-	736	-	1,244
Minority interest	28	28	84	178
Funds from operations (1)	$22,247	$25,513	$77,136	$90,219
Change	-12.8%		-14.5%

Earnings per diluted share*	$0.14	$0.19	$0.59	$1.97
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.16	0.15	0.48	0.45
Gain on disposal of depreciable real estate	-	-	(0.03)	-
Loss on disposal of fixed assets	-	-	-	(1.24)
Pro rata share of real estate depreciation from
unconsolidated joint venture	-	0.01	-	0.02
Funds from operations per diluted share (1)	$0.30	$0.35	$1.04	$1.20
Change	-14.6%		-13.3%

Weighted average diluted shares	73,985	73,893	74,009	74,944

Notes

(1)	For the nine months ended September 30, 2007, gains on land sales included in FFO were $1,993 ($0.03/sh) compared to $7,687 ($0.10/sh) for the comparable nine month period in 2006.

*	Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the quarter ended September 30, 2007
(in thousands, except per share data)

		Three months ended		Nine months ended
		Sep 30, 2007	Sep 30, 2006	Sep 30, 2007	Sep 30, 2006

Certain non-cash items:
Amortization of deferred financing fees		$428	$383	$1,240	$1,114
Amortization of above/below market rent intangibles		(1,070)	(637)	(3,406)	(1,933)
Amortization of restricted stock and stock option expense		1,582	1,447	5,308	4,216
Straight line rents		(665)	(834)	(1,806)	(2,171)
Capitalized interest		(789)	(1,673)	(2,597)	(4,349)
Amortization of debt premium/discount		(559)	(2,304)	(1,556)	(5,383)
Pro rata share of unconsolidated joint venture expense		-	(79)	-	(144)
Total non-cash items		$(1,073)	$(3,697)	$(2,817)	$(8,650)

Certain capital expenditures:
Tenant improvements		$(1,222)	$(864)	$(3,193)	$(2,702)
Leasing commissions and costs		(485)	(702)	(2,347)	(2,566)
Pro rata share of unconsolidated joint venture expenditures		-	(85)	-	(99)
Total tenant improvements and leasing costs		$(1,707)	$(1,651)	$(5,540)	$(5,367)

Certain balance sheet accounts at 09/30/07:
Straight-line rent receivable	$14,594
Lease intangible asset, net	19,518
Lease intangibles liability	(22,514)
Deferred expenses, net	18,299
Total balance sheet accounts	$29,897

EQUITY ONE, INC.
TENANT CONCENTRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of September 30, 2007

Tenant	Number Of stores	Square feet	% of total Square feet	Annualized Minimum rent	% of total Annualized Minimum rent	Average annual Minimum rent per square foot

Top ten tenants
Publix	55	2,455,772	13.6%	$19,256,957	10.2%	$7.84
Supervalu	7	458,273	2.5%	8,302,236	4.4%	18.12
Kroger	15	809,689	4.5%	6,551,755	3.5%	8.09
Winn Dixie	15	672,537	3.7%	4,201,169	2.2%	6.25
Bed Bath & Beyond	10	321,490	1.8%	3,650,831	1.9%	11.36
TJ Maxx Companies	10	310,658	1.7%	2,556,245	1.4%	8.23
CVS Pharmacy	17	180,309	1.0%	2,409,050	1.3%	13.36
Blockbuster	24	130,124	0.7%	2,268,308	1.2%	17.43
Office Depot	7	190,206	1.0%	2,063,628	1.1%	10.85
Kmart Corporation	5	439,558	2.4%	1,939,705	1.0%	4.41

Sub-total top ten tenants	165	5,968,616	32.9%	53,199,884	28.2%	$8.91

Remaining tenants	2,799	10,978,912	60.6%	135,787,141	71.8%	12.37

Sub-total all tenants	2,964	16,947,528	93.5%	188,987,025	100.0%	$11.28

Vacant	383	1,180,283	6.5%	NA	NA	NA

Total including vacant	3,347	18,127,811	100.0%	$188,987,025	100.0%	NA

Note:  Excludes developments and non-retail properties.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three months ended September 30, 2007

Category	Total Leases	Sq. Ft.	Prior Cash Rent	New Cash Rent	Cash Rent Spread	Prior GAAP Rent	New GAAP Rent	GAAP Rent Spread	TIs Per Sq.
New Leases (1)	39	241,195	$10.09	$13.43	33.1%	$9.95	$14.07	41.5%	$7.44
Renewals	85	144,270	15.62	18.48	18.3%	14.96	19.52	30.5%	0.76
Options	29	162,085	10.72	11.58	8.1%	10.36	11.85	14.4%	-
Total New, Renewals & Options	153	547,550	$11.80	$14.24	20.7%	$11.45	$14.88	30.0%	$3.48

(1)	Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of September 30, 2007

ALL TENANTS
Date	Number Of tenants	Square feet	Percent Of Total Square feet	Annualized Minimum rent at expiration	Percent Of Total Annualized Minimum rent	Average Annual Minimum rent per square foot

M-T-M	108	223,364	1.2%	$2,956,796	1.5%	$13.24
2007	200	564,880	3.1%	6,674,935	3.4%	11.82
2008	599	1,780,455	9.8%	23,651,141	12.1%	13.28
2009	596	2,174,501	12.1%	25,939,309	13.3%	11.93
2010	548	2,103,711	11.6%	24,718,885	12.6%	11.75
2011	372	2,120,883	11.7%	24,125,843	12.3%	11.38
2012	253	1,667,455	9.2%	17,846,253	9.1%	10.70
2013	44	723,836	4.0%	7,363,260	3.8%	10.17
2014	41	776,867	4.3%	6,479,643	3.3%	8.34
2015	32	435,332	2.4%	4,591,999	2.3%	10.55
2016	36	965,852	5.3%	14,092,243	7.2%	14.59
Thereafter	135	3,410,392	18.8%	37,235,452	19.1%	10.92

Sub-total / average	2,964	16,947,528	93.5%	195,675,759	100.0%	$11.55

Vacant	383	1,180,283	6.5%	NA	NA	NA

Total / average	3,347	18,127,811	100.0%	$195,675,759	100.0%	NA

Note:	Excludes developments and non-retail properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of September 30, 2007

ANCHOR TENANTS (SF >= 10,000)
Date	Number Of tenants	Square feet	Percent Of Total Square feet	Annualized Minimum rent at expiration	Percent Of Total Annualized Minimum rent	Average Annual Minimum rent per square foot

M-T-M	2	33,978	0.3%	$390,565	0.4%	$11.49
2007	5	182,942	1.6%	1,154,710	1.2%	6.31
2008	24	607,866	5.3%	3,761,439	4.0%	6.19
2009	36	990,014	8.6%	6,456,126	6.9%	6.52
2010	39	1,013,438	8.8%	6,213,525	6.7%	6.13
2011	43	1,324,384	11.5%	9,184,580	9.8%	6.93
2012	34	1,151,744	10.0%	7,816,128	8.4%	6.79
2013	15	637,187	5.5%	5,495,425	5.9%	8.62
2014	16	693,616	6.0%	4,788,277	5.1%	6.90
2015	12	368,938	3.2%	3,110,511	3.3%	8.43
2016	18	900,695	7.8%	12,623,659	13.5%	14.02
Thereafter	76	3,174,086	27.6%	32,317,692	34.6%	10.18

Sub-total / average	320	11,078,888	96.2%	93,312,637	100.0%	$8.42

Vacant	19	442,317	3.8%	NA	NA	NA

Total / average	339	11,521,205	100.0%	$93,312,637	100.0%	NA

Note:	Excludes developments and non-retail properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of September 30, 2007

SHOP TENANTS (SF < 10,000)
Date	Number Of tenants	Square feet	Percent Of Total Square feet	Annualized Minimum rent at expiration	Percent Of Total Annualized Minimum rent	Average Annual Minimum rent per square foot

M-T-M	106	189,386	2.9%	$2,566,231	2.5%	$13.55
2007	195	381,938	5.8%	5,520,225	5.4%	14.45
2008	575	1,172,589	17.7%	19,889,702	19.4%	16.96
2009	560	1,184,487	17.9%	19,483,183	19.0%	16.45
2010	509	1,090,273	16.5%	18,505,360	18.1%	16.97
2011	329	796,499	12.1%	14,941,263	14.6%	18.76
2012	219	515,711	7.8%	10,030,125	9.8%	19.45
2013	29	86,649	1.3%	1,867,835	1.8%	21.56
2014	25	83,251	1.3%	1,691,366	1.7%	20.32
2015	20	66,394	1.0%	1,481,488	1.5%	22.31
2016	18	65,157	0.9%	1,468,584	1.4%	22.54
Thereafter	59	236,306	3.6%	4,917,760	4.8%	20.81

Sub-total / average	2,644	5,868,640	88.8%	102,363,122	100.0%	$17.44

Vacant	364	737,966	11.2%	NA	NA	NA

Total / average	3,008	6,606,606	100.0%	$102,363,122	100.0%	NA

Note:	Excludes developments and non-retail properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION GRAPH
CONSOLIDATED PROPERTIES
As of September 30, 2007

EQUITY ONE, INC.

ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION

As of September 30, 2007

Metro or Region	# Properties	Total SF	AMR	% of AMR
Broward County, FL	12	1,889,182	24,535,930	13.0%
Miami Dade County, FL	15	1,637,271	21,279,523	11.2%
Palm Beach County, FL	11	1,183,145	14,859,867	7.9%
South Florida	38	4,709,598	60,675,320	32.1%
Atlanta, GA	20	2,328,539	27,171,513	14.4%
Orlando, FL	10	1,128,994	13,063,491	6.9%
Tampa- St. Petersburg, FL	13	1,173,986	11,112,636	5.9%
Naples/Cape Coral/Venice, FL	8	903,723	9,059,598	4.8%
Jacksonville, FL	8	926,738	8,980,612	4.8%
Boston, MA	6	401,454	8,630,388	4.6%
Florida Treasure/Northeast Coast	8	711,278	7,489,988	4.0%
Columbia, SC	2	414,466	4,495,784	2.4%
Lafayette, LA	5	714,691	3,769,826	2.0%
New Orleans, LA	4	458,125	3,492,592	1.8%
Baton Rouge, LA	3	349,146	2,726,998	1.4%
Raleigh Durham, NC	3	335,084	2,821,195	1.5%
Florida Panhandle	4	355,994	2,332,308	1.2%
Greenville, SC	2	166,832	2,149,457	1.1%
Hilton Head-Beaufort, SC	1	166,639	2,087,242	1.1%
Hartford, CT	1	210,588	2,106,458	1.1%
Other	28	2,671,936	16,821,619	8.9%

Total	164	18,127,811	$188,987,025	100.0%

Note:	Excludes developments and non-retail properties.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2007

		Year	Total		Number		Supermarket anchor			Other	Average base
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	rent per
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	leased SF

ALABAMA (3)
Madison Centre	Madison	1997	64,837	95.7%	11	2	37,912	Publix	06/01/17	Rite Aid	$9.62

West Gate Plaza	Mobile	1974 / 1985	64,378	98.1%	7	2	44,000	Winn-Dixie	07/19/15	Rite Aid	7.33

Winchester Plaza	Huntsville	2006	78,544	90.3%	15	6	45,600	Publix	08/31/26		11.97

TOTAL SHOPPING CENTERS ALABAMA (3)			207,759	94.4%	33	10	127,512				$9.73

CONNECTICUT (1)

Brookside Plaza	Enfield	1985 / 2006	210,588	88.9%	24	4	59,648	Shaw's	08/31/10	Bed Bath & Beyond / Walgreens / Staples / Old Country Buffet	$11.25

TOTAL SHOPPING CENTERS CONNECTICUT (1)			210,588	88.9%	24	4	59,648				$11.25

FLORIDA (89)

Orlando / Central Florida (10)

Alafaya Commons	Orlando	1987	126,333	99.2%	29	1	54,230	Publix	11/30/07		$13.64

Alafaya Village	Orlando	1986	39,477	75.7%	13	2		Super Saver	(Shadow - dark)		17.34

Conway Crossing	Orlando	2002	76,321	94.5%	15	3	44,271	Publix	04/30/22		12.11

Eastwood, Shoppes of	Orlando	1997	69,037	100.0%	13	-	51,512	Publix	11/01/17		11.76

Hunter's Creek	Orlando	1998	68,204	95.8%	8	2				Office Depot / Lifestyle Family	12.66
										Fitness
Kirkman Shoppes	Orlando	1973	88,820	98.0%	30	1				Party America	17.99

Lake Mary Centre	Orlando	1988 / 2001	342,384	97.4%	68	18	63,139	Albertsons	06/30/12	Kmart / Lifestyle Fitness Center / Trademark Cinemas	11.92

Park Promenade	Orlando	1987 / 2000	128,848	94.9%	24	2				Beauty Depot / Orange County Library	7.42

Town & Country	Kissimmee	1993	72,043	94.4%	13	1	52,883	Albertsons*	10/31/18		7.95
								(Ross / DD's Discount)

Unigold Shopping Center	Winter Park	1987	117,527	99.1%	24	1	52,500	Winn-Dixie	04/30/12	Lifestyle Family Fitness	11.47

Jacksonville / North Florida (12)

Atlantic Village	Atlantic Beach	1984 / 1998	100,559	94.6%	23	2	39,795	Publix	10/31/08	JoAnn Fabric & Crafts	11.23

Beauclerc Village	Jacksonville	1962 / 1988	70,429	84.7%	9	2				Big Lots / Goodwill / Bealls Outlet	8.17

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2007

		Year	Total		Number		Supermarket anchor			Other	Average base
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	rent per
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	leased SF

Commonwealth	Jacksonville	1984 / 1998	81,467	98.4%	15	1	48,997	Winn-Dixie / Save Rite	02/28/18		$8.45

Forest Village	Tallahassee	2000	71,526	85.0%	12	4	37,866	Publix	04/30/20		10.52

Ft. Caroline	Jacksonville	1985 / 1995	74,546	96.2%	11	2	45,500	Winn-Dixie	05/31/15	Citi Trends	7.48

Medical & Merchants	Jacksonville	1993	156,153	96.2%	14	4	55,999	Publix	02/10/13	Memorial Hospital	12.66

Middle Beach	Panama City Beach	1994	69,277	98.7%	8	1	56,077	Publix	09/30/14		9.63

Monument Point	Jacksonville	1985 / 1997	75,128	94.4%	11	1	46,772	Winn-Dixie	03/27/10	CVS Pharmacy	6.84

Oak Hill	Jacksonville	1985 / 1997	78,492	96.5%	18	1	39,795	Publix	03/11/10	Beall's	7.38

Parkmore Plaza	Milton	1986	159,093	99.4%	12	1				Beall's / Big Lots	4.90

Pensacola Plaza	Pensacola	1985	56,098	100.0%	3	-	42,848	FoodWorld	12/31/09		4.61

South Beach	Jacksonville Beach	1990 / 1991	289,964	95.2%	45	5				Beall's / Bed/ Bath & Beyond / Home Depot / Stein Mart	11.83

Miami-Dade / Broward / Palm Beach (38)

Bird Ludlum	Miami	1988 / 1998	192,282	97.2%	40	3	44,400	Winn-Dixie	12/31/07	CVS Pharmacy / Bird executive / Goodwill	15.81

Boca Village	Boca Raton	1978	93,428	92.9%	18	3	36,000	Publix	03/31/12	CVS Pharmacy	15.58

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	99.0%	28	1	37,664	Publix	08/31/08	CVS Pharmacy	12.34

Bluffs Square	Jupiter	1986	132,395	85.4%	40	7	39,795	Publix	10/22/11	Walgreens	13.33

Concord Shopping Plaza	Miami	1962 / 1992 / 1993	298,986	100.0%	24	-	78,000	Winn Dixie	09/30/09	Home Depot / Big Lots	9.89

Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	74,680	98.7%	16	1				Office Depot / ABC Fine Wine and Spirits	20.10

Countryside Shops	Cooper City	1986 / 1988 / 1991	179,561	98.4%	44	2	39,795	Publix	12/04/10	CVS Pharmacy / Stein Mart	13.35

Crossroads Square	Pembroke Pines	1973	92,257	73.5%	21	6				CVS Pharmacy	15.38

CVS Plaza	Miami	2004	29,204	100.0%	8	-				CVS Pharmacy	16.95

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	-				Jumbo Buffet	21.00

Homestead Gas Station	Homestead	1959	2,136	100.0%	1	-					22.41

Greenwood	Palm Springs	1982 / 1994	132,325	98.3%	35	1	50,032	Publix	12/05/14	Bealls Outlet	12.80

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2007

		Year	Total		Number		Supermarket anchor			Other	Average base
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	rent per
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	leased SF

Jonathan's Landing	Jupiter	1997	26,820	79.5%	11	1					$20.79

Lago Mar	Miami	1995	82,613	93.9%	19	1	42,323	Publix	09/13/15		13.45

Lantana Village	Lantana	1976 / 1999	181,780	98.1%	25	1	39,473	Winn-Dixie	02/15/11	Kmart / Rite Aid* (Family Dollar)	7.65

Meadows	Miami	1997	75,524	100.0%	20	-	47,955	Publix	07/09/17		13.31

Oakbrook Square	Palm Beach Gardens	1974 / 2000 / 2003	212,074	92.7%	28	2	44,400	Publix	11/30/20	Stein Mart / TJ Maxx / Home Goods / CVS / Basset Furniture / Duffy's	14.74

Oaktree Plaza	North Palm Beach	1985	24,145	78.5%	16	3					14.52

Pine Island	Davie	1983 / 1999	254,907	98.2%	43	2	39,943	Publix	11/30/13	Home Depot Expo/ Staples	11.36

Pine Ridge Square	Coral Springs	1986 / 1998 / 1999	117,399	95.4%	32	3	17,441	Fresh Market	06/30/09	Bed Bath & Beyond / Nordic Interiors	14.66

Plaza Alegre	Miami	2003	91,611	100.0%	21	-	44,271	Publix	03/14/23	Goodwill	15.40

Point Royale	Miami	1970 / 2000	216,760	95.4%	25	1	45,350	Winn-Dixie	02/18/11	Best Buy	6.81

Prosperity Centre	Palm Beach Gardens	1993	122,014	100.0%	9	-				Office Depot / CVS / Bed Bath & Beyond / Carmine's / TJ Maxx	17.80

Ridge Plaza	Davie	1984 / 1999	155,204	92.2%	27	2				AMC Theater / Kabooms / Wachovia* (United Collection) / Round Up	10.61

Riverside Square	Coral Springs	1987	107,941	93.2%	32	3	39,795	Publix	02/18/12		13.62

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	95.0%	26	3	36,464	Publix	12/15/09	Walgreens	11.48

Sheridan**	Hollywood	1973 / 1991	504,584	98.1%	63	4	65,537	Publix	10/09/11	Kohl's / Ross / Bed Bath & Beyond / Office Depot / CVS / Sheridan Plaza LA Fitness / USA Baby / Child Space	14.79

Shoppes of Andros Isles	West Palm Beach	2000	79,420	92.9%	14	3	51,420	Publix	02/29/20		12.70

Shoppes of Ibis	West Palm Beach	1999	79,420	98.2%	17	1	51,420	Publix	04/30/19		13.21

Shoppes at Quail Roost	Miami	2005	73,550	98.2%	19	1	44,840	Publix	06/30/25		15.49

Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,788	97.5%	39	1	47,813	Publix	06/14/15		17.13

Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	284,943	99.2%	48	2	51,420	Publix	07/31/19	TJMaxx / L.A. Fitness / Goodwill	15.32

Shoppes of Sunset	Miami	1979	21,704	100.0%	17	-					16.35

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2007

		Year	Total		Number		Supermarket anchor			Other	Average base
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	rent per
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	leased SF

Tamarac Town Square	Tamarac	1987	127,635	94.0%	35	5	37,764	Publix	12/15/14	Dollar Tree	$11.55

Waterstone	Homestead	2005	82,531	100.0%	13	-	45,600	Publix	07/31/25	Walgreens	15.11

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	-	46,216	Winn-Dixie	10/31/16	Navarro Pharmacy	12.05

Westport Plaza	Davie	2002	49,980	93.9%	7	1	27,887	Publix	11/30/22		16.23

Young Circle	Hollywood	1962 / 1997	65,834	96.7%	8	2	23,124	Publix	11/30/16	Walgreens	15.83

Florida Treasure / Northeast Coast (8)

Cashmere Corners	Port St. Lucie	2001	92,734	98.1%	17	1	59,448	Albertsons	04/30/25		9.50

New Smyrna Beach	New Smyrna Beach	1987	118,451	100.0%	34	-	42,112	Publix	09/30/12	Walgreens* (Bealls Outlet) / Bealls Home Outlet	10.68

Old King Commons	Palm Coast	1988	84,759	100.0%	19	-				Wal-Mart	8.74

Ryanwood	Vero Beach	1987	114,925	99.2%	31	1	39,795	Publix	03/23/17	Bealls Outlet / Books-A-Million	10.80

Salerno Village	Stuart	1987	82,477	98.5%	19	1	45,802	Winn-Dixie	03/23/24	CVS Pharmacy	10.76

Shops at St. Lucie	Port St. Lucie	2006	19,361	93.6%	11	1					22.41

South Point Center	Vero Beach	2003	64,790	94.1%	13	3	44,840	Publix	11/30/23		15.69

Treasure Coast	Vero Beach	1983	133,781	97.5%	22	2	59,450	Publix	07/31/26	TJ Maxx	8.84

Tampa / St. Petersburg / Venice / Cape Coral / Naples (21)

Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	97.7%	22	2	52,610	Publix	11/30/21	Bealls Outlet	10.15

Carrollwood	Tampa	1970 / 2002	94,203	80.3%	29	6	27,887	Publix	11/30/22		12.99

Charlotte Square	Port Charlotte	1980	96,188	96.3%	21	3				American Signature Furniture / Seafood Buffet	8.25

Chelsea Place	New Port Richey	1992	81,144	100.0%	18	-	48,890	Publix	05/27/12		11.71

Dolphin Village	St. Pete Beach	1967 / 1990	138,129	85.8%	34	13	33,238	Publix	11/07/13	Dollar Tree / CVS	11.02

Lake St. Charles	Tampa	1999	57,015	100.0%	8	-	46,295	Sweet Bay	06/30/19		10.06

Lutz Lake	Lutz	2002	64,985	97.7%	14	1	44,270	Publix	05/31/22		13.99

Marco Town Center	Marco Island	2001	109,830	96.0%	38	4	27,887	Publix	01/31/18		17.14

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2007

		Year	Total		Number		Supermarket anchor			Other	Average base
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	rent per
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	leased SF

Mariners Crossing	Spring Hill	1989 / 1999	91,608	100.0%	15	-	48,315	Kash n' Karry	08/15/20		$10.18

Midpoint Center	Cape Coral	2002	75,386	100.0%	10	-	60,667	Publix	10/31/22		12.00

Pavilion	Naples	1982	167,745	95.2%	37	4	50,795	Publix	02/28/13	Pavilion 6 Theatre	14.92

Regency Crossing	Port Richey	1986 / 2001	85,864	86.2%	16	9	44,270	Publix	02/28/21		10.48

Ross Plaza	Tampa	1984 / 1996	89,859	75.6%	15	5				Ross Dress for Less	11.65

Seven Hills	Spring Hill	1991	72,590	95.6%	16	1	48,890	Publix	09/25/11		10.80

Shoppes of North Port	North Port	1991	84,705	98.6%	20	1	48,890	Publix	12/11/11	Bealls Outlet	10.39

Skipper Palms	Tampa	1984	86,355	95.1%	16	1	53,440	Winn-Dixie	05/31/16		9.82

Summerlin Square	Fort Myers	1986 / 1998	109,156	81.1%	16	13	45,500	Winn-Dixie	06/04/11	Lee County Sheriff's Office	10.60

Sunpoint Shopping Center	Ruskin	1984	132,374	66.1%	20	4				Beall's / Goodwill / Ozzie's Buffet	9.49

Venice Plaza	Venice	1971 / 1979 / 1999	148,779	89.0%	14	1	42,582	Sweet Bay	09/30/18	TJ Maxx / Blockbuster	5.83

Venice Shopping Center	Venice	1968 / 2000	111,934	98.1%	14	1	44,271	Publix	12/31/26	Beall's Outlet	5.69

Walden Woods	Plant City	1985 / 1998 / 2003	75,874	89.7%	13	1				Dollar Tree / Aaron Rents	7.23

TOTAL SHOPPING CENTERS FLORIDA (89)			9,910,311	95.1%	1,907	200	3,008,470				$11.96

GEORGIA (27)

Atlanta (22)

BridgeMill	Canton	2000	89,102	95.0%	27	3	37,888	Publix	01/31/20		$15.25

Buckhead Station	Atlanta	1996	233,930	89.7%	15	4				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW	19.69

Butler Creek	Acworth	1990	95,597	98.5%	19	1	59,997	Kroger	06/30/18		11.18

Chastain Square	Atlanta	1981 / 2001	91,637	98.9%	26	1	37,366	Publix	05/31/24		17.13

Commerce Crossing	Commerce	1988	100,668	62.4%	8	3	32,000	Ingles	09/26/09	Fred's Store	4.76

Douglas Commons	Douglasville	1988	97,027	96.5%	15	2	59,431	Kroger	08/31/13		10.33

Fairview Oaks	Ellenwood	1997	77,052	95.4%	12	2	54,498	Kroger	09/30/16		11.30

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2007

		Year	Total		Number		Supermarket anchor			Other	Average base
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	rent per
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	leased SF

Grassland Crossing	Alpharetta	1996	90,906	98.6%	13	1	70,086	Kroger	06/30/16		$11.76

Hairston Center	Decatur	2000	13,000	46.2%	4	5					14.77

Hamilton Ridge	Buford	2002	89,496	85.7%	15	5	54,166	Kroger	11/30/22		12.20

Mableton Crossing	Mableton	1997	86,819	96.7%	15	2	63,419	Kroger	08/31/17		11.09

Macland Pointe	Marietta	1992-93	79,699	98.5%	16	1	55,999	Publix	12/29/12		9.78

Market Place	Norcross	1976	77,706	84.2%	18	4				Peachtree Cinema	11.75

Paulding Commons	Dallas	1991	192,391	97.1%	27	3	49,700	Kroger	02/28/11	Kmart	8.04

Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	100.0%	28	-	55,520	Kroger	05/31/10	Cost Plus Store / Binders Art Supplies	16.34

Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,473	91.2%	20	4				Micro Center	9.62

Presidential Markets	Snellville	1993 / 2000	396,408	96.3%	33	3	56,146	Publix	12/31/19	Marshall’s / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot	11.07

Shops of Huntcrest	Lawrenceville	2003	97,040	96.9%	24	2	54,340	Publix	01/31/23		13.96

Shops of Westridge	McDonough	2006	66,297	85.2%	12	7	38,997	Publix	04/30/26		13.75

Wesley Chapel	Decatur	1989	170,792	87.5%	14	12	32,000	Ingles*	09/25/09	Amazing Adventures / CVS Pharmacy	6.11

West Towne Square	Rome	1988	89,596	83.0%	12	6				Big Lots	5.45

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	95.5%	25	2					19.19

Central / South Georgia (5)

Colony Square	Fitzgerald	1987	50,000	92.8%	4	2	32,200	Food Lion*	12/31/07		5.85

Daniel Village	Augusta	1956 / 1997	171,932	96.4%	36	3	45,971	Bi-Lo	03/25/22	St. Joseph Home Health Care	8.51

McAlpin Square	Savannah	1979	176,807	87.1%	23	2	43,600	Kroger	08/31/15	Big Lots / Savannah-Skidaway	7.69

Spalding Village	Griffin	1989	235,318	67.6%	21	7	59,431	Kroger	05/31/14	JC Penney* / Blockbuster / Fred’s Store	7.84

Walton Plaza	Augusta	1990	43,460	100.0%	8	-	32,960	Harris Teeter* (Omni Fitness)	04/01/11		10.10

TOTAL SHOPPING CENTERS GEORGIA (27)			2,917,542	92.3%	461	80	933,324				$11.20

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2007

		Year	Total		Number		Supermarket anchor			Other	Average base
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	rent per
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	leased SF

LOUISIANA (14)

Ambassador Row	Lafayette	1980 / 1991	193,978	84.1%	24	2				Conn’s Appliances / Big Lots / Chuck E Cheese / Goody’s	$9.77

Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	93.6%	21	2				Bed Bath & Beyond / Marshall’s / Hancock Fabrics / United Training Academy / Tuesday Morning	9.94

Bluebonnet Village	Baton Rouge	1983	101,623	81.1%	20	5	33,387	Matherne’s	11/30/10		9.85

Boulevard	Lafayette	1976 / 1994	68,012	98.4%	13	1				Piccadilly / Harbor Freight Tools / Golfballs.com	8.57

Country Club Plaza	Slidell	1982 / 1994	64,686	100.0%	10	-	33,387	Winn-Dixie	01/31/08		6.28

Crossing	Slidell	1988 / 1993	114,806	92.8%	12	4	58,432	Save A Center	09/29/09	A-1 Home Appliance / Piccadilly	5.54

Elmwood Oaks	Harahan	1989	133,995	96.5%	10	1				Academy Sports / Dollar Tree / Home Décor	9.62

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	-				Grand Marche	NA

Plaza Acadienne	Eunice	1980	105,419	49.0%	4	4	28,092	Super 1 Store	06/30/10	Fred’s	4.02

Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,107	86.0%	8	1				Burke’s Outlet / Harbor Freight Tools / Fred’s Store/ Blockbuster	6.12

Siegen Village	Baton Rouge	1988	170,416	100.0%	20	-				Office Depot / Big Lots / Dollar Tree / Stage / Party City	8.86

Tarpon Heights	Galliano	1982	56,605	80.0%	6	3				Stage / Dollar General	4.91

Village at Northshore	Slidell	1988	144,638	100.0%	14	-				Marshalls / Dollar Tree / Kirschman’s* / Bed Bath & Beyond / Office Depot	8.66

Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	-				Wal-Mart*	2.90

TOTAL SHOPPING CENTERS LOUISIANA (14)			1,632,790	90.9%	164	23	153,298				$8.06

MASSACHUSETTS (7)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	-	66,108	Star Market	01/02/16		$26.89

Medford Shaw’s Supermarket	Medford	1995	62,656	100.0%	2	-	60,356	Shaw’s	01/01/16		23.94

Plymouth Shaw’s Supermarket	Plymouth	1993	59,726	100.0%	1	-	59,726	Shaw’s	01/01/16		17.77

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	-	100,741	Star Market	01/02/16		17.36

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	-	35,907	Whole Foods	01/01/16		21.00

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2007

		Year	Total		Number		Supermarket anchor			Other	Average base
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	rent per
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	leased SF

Webster Plaza	Webster	1963 / 1998	201,425	97.0%	13	2	56,766	Shaw’s	02/28/23	K Mart / Family Dollar / Dollar Tree	7.88

West Roxbury Shaw’s Plaza	West Roxbury	1973 / 1995/ 2006	76,316	100.0%	12	-	54,928	Shaw’s	01/02/16		23.43

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			602,879	99.0%	31	2	434,532				$17.04

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	-				Big Lots / Buffalo Wild Wings	$6.81

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	8	-	-				$6.81

NORTH CAROLINA (10)

Centre Pointe Plaza	Smithfield	1989	163,642	94.8%	21	3				Belk’s / Goody’s / Dollar Tree / Aaron Rents	$6.37

Galleria	Wrightsville Beach	1986 / 1990	92,114	93.5%	32	4	28,000	Harris Teeter*	04/05/11		10.17

Parkwest Crossing	Durham	1990	85,602	100.0%	17	-	38,052	Food Lion	12/14/10		10.36

Plaza North	Hendersonville	1986	47,240	84.8%	7	3				Fred’s	6.52
											.
Providence Square	Charlotte	1973	85,930	34.4%	14	11					8.92

Riverview Shopping Center	Durham	1973 / 1995	128,498	93.4%	13	3	53,538	Kroger	12/31/14	Upchurch Drugs / Riverview Galleries	7.25

Salisbury Marketplace	Salisbury	1987	79,732	91.6%	17	3	31,762	Food Lion	02/11/23		10.55

Shelby Plaza	Shelby	1972	103,200	90.3%	7	2				Big Lots / Aaron Rents / Burke’s Outlet / Tractor Supply Company	4.22

Thomasville Commons	Thomasville	1991	148,754	95.2%	10	3	32,000	Ingles	09/29/12	Kmart	5.72

Willowdaile Shopping Center	Durham	1986	120,984	85.3%	19	7	53,368	Harris Teeter	05/14/09	Hall of Fitness	10.32

TOTAL SHOPPING CENTERS NORTH CAROLINA (10)			1,055,696	87.9%	157	39	236,720				$7.75

SOUTH CAROLINA (9)

Belfair Towne Village	Bluffton	2000 / 2003 / 2006	166,639	95.3%	30	4	55,696	Kroger	10/31/19	Stein Mart	$13.14

Lancaster Plaza	Lancaster	1971 / 1990	77,400	32.6%	2	2	19,200	Bi-Lo	09/30/10		3.62

Lancaster Shopping Center	Lancaster	1963 / 1987	29,047	100.0%	2	-				Sweet Union Furniture	2.07

Milestone Plaza	Greenville	1995	98,777	95.6%	10	2	61,695	Bi-Lo	03/31/30		15.19

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2007

		Year	Total		Number		Supermarket anchor			Other	Average base
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	rent per
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	leased SF

North Village Center	North Myrtle Beach	1984	60,356	100.0%	13	-	24,806	Bi-Lo	05/31/09	Dollar General / Gold’s Gym	8.97

Sparkleberry Square	Columbia	1997 / 2004	339,051	99.9%	26	1	67,943	Kroger	08/31/17	Ross Dress for Less / Circuit City / Bed Bath & Beyond / Petsmart / Pier One / Kohl’s	11.33

Spring Valley	Columbia	1978 / 1997	75,415	95.2%	15	3	45,070	Bi-Lo	12/31/17		9.17

Windy Hill	North Myrtle Beach	1968 / 1988 / 2006	68,465	100.0%	5	-				Rose’s Store / Family Dollar Store	6.18

Woodruff	Greenville	1995	68,055	100.0%	10	-	47,955	Publix	08/06/15		10.52

TOTAL SHOPPING CENTERS SOUTH CAROLINA (9)			983,205	93.1%	113	12	322,365				$10.76

TENNESSEE (1)

Smyrna Village	Smyrna	1992	83,334	100.0%	12	-	59,214	Kroger	02/29/12		$8.89

TOTAL SHOPPING CENTERS TENNESSEE (1)			83,334	100.0%	12	-	59,214				$8.89

TEXAS (1)

Rosemeade	Carrollton	1986	51,231	84.2%	12	5				Russian Banya Family	$7.37

TOTAL SHOPPING CENTERS TEXAS (1)			51,231	84.2%	12	5	-				$7.37

VIRGINIA (1)

Smyth Valley Crossing	Marion	1989	126,841	98.9%	13	1	32,000	Ingles	09/25/10	Wal-Mart	$5.92

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	98.9%	13	1	32,000				$5.92

TOTAL CORE SHOPPING CENTER PORTFOLIO (164)			18,127,811	93.5%	2,964	383	5,459,474				$11.28

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2007

		Year	Total		Number		Supermarket anchor			Other	Average base
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	rent per
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	leased SF

OTHER PROPERTIES (5)

4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	38.0%	1	8

Banco Popular Office Building	Miami, FL	1971	32,737	100.0%	20	-

Laurel Walk Apartments	Charlotte, NC	1985	106,480	93.9%	93	5

Mandarin Mini-Storage	Jacksonville, FL	1982	52,300	84.6%	460	84

Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200	0.0%	-	1

TOTAL OTHER PROPERTIES (5)			383,230	65.8%	574	98

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (169)			18,511,041	92.9%	3,538	481

DEVELOPMENTS, REDEVELOPMENTS & LAND (11)

Developments (3)	Various - See Schedule on Page 34

Redevelopments (4)	Various - See Schedule on Page 34. Count excludes outparcel project at Mariners Crossing.

Land Held for Development (4)	Various

GRAND TOTAL - 180 Properties

Total square footage does not include shadow anchor square footage that is not owned by Equity One.
*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
**	Future contractual lease obligations included.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
As of September 30, 2007
(in thousands, except square foot data)

2007 Acquisition Activity
Date Purchased	Property Name	City	State	Square Feet	Purchase Price
January 9, 2007	Concord Shopping Plaza	Miami	FL	298,986	$48,433
February 7, 2007	Shelby Plaza Land	Shelby	NC	NA	505
February 15, 2007	Alafaya Commons Outparcel	Orlando	FL	NA	2,146
March 9, 2007	Buckhead Station	Atlanta	GA	233,930	68,000
June 13, 2007	Shoppes of Sunset	Miami	FL	21,704	5,000
June 21, 2007	Medical & Merchants - Crown Bank Outparcel	Jacksonville	FL	3,392	1,333
Total					$125,417

2007 Disposition Activity
Date Sold	Property Name	City	State	Square Feet	Gross Sales Price	Gain on Sale
January 11, 2007	Pinhook Plaza Office Building	Lafayette	LA	4,406	$350	$266
March 14, 2007	Eustis Square Shopping Center	Eustis	FL	126,791	7,100	1,454
Sale of income producing property					$7,450	$1,720

March 22, 2007	Venice Plaza Outparcel	Venice	FL	N/A	$1,500	$1,028
June 13, 2007	Shops at Hampton Oaks Outparcel	Atlanta	GA	N/A	1,300	303
June 29, 2007	Winchester Plaza Outparcel	Huntsville	AL	N/A	550	254
August 31, 2007	Winchester Plaza Outparcel	Huntsville	AL	N/A	575	408
Sale of real estate					$3,925	$1,993

Total - income producing and real estate					$11,375	$3,713

Properties Held for Sale as of September 30, 2007
Property Name	City	State
Commonwealth	Jacksonville	FL
Monument Point	Jacksonville	FL
Parkmore Plaza Shopping Center	Milton	FL
Pensacola Plaza	Pensacola	FL
Shelby Plaza	Shelby	NC
Shops of Hampton Oaks Outparcel (1)	Atlanta	GA
Skipper Palms	Tampa	FL
Smyrna Village	Smyrna	TN
Spring Valley Commons	Columbia	SC
Sunlake Land Parcel (1)	Tampa	FL
West Gate Plaza	Mobile	AL

Notes

(1)	Only a portion of this property is held for sale.

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of September 30, 2007
(in thousands, except square footage data)

Project	Location	Project GLA*	Total GLA**	Anchors	Target Stabilization Date	Estimated Gross Cost (1)	Estimated Net Cost (2)	Funded as of 09/30/07	Balance to Complete (Gross Cost)
Developments
Shops at Hampton Oaks (3)	South Fulton, GA (Atlanta)	21,000	21,000	CVS (not owned)	3Q08	8,439	4,704	2,803	5,636
Sunlake (3) (4)	Tampa, FL	110,000	110,000	Publix	4Q08	39,317	23,083	16,764	22,553
River Green	Canton, GA (Atlanta)	59,997	59,997	CVS (not owned)	2009 / 2010	10,803	8,811	3,013	7,789
Subtotal		190,997	190,997			$58,559	$36,598	$22,580	$35,978

Redevelopments / Expansions / Outparcels
Stanley Market Place	Stanley, NC	41,228	53,228	Food Lion	4Q07	$6,356	$5,979	$5,317	$1,039
Chapel Trail	Pembroke Pines, FL	51,703	56,378	LA Fitness	4Q07	11,463	11,463	11,057	406
Chestnut Square	Brevard, NC	14,550	40,710	Walgreen's	1Q08	5,251	5,101	3,585	1,666
Mariners Crossing - Outparcel	Spring Hill, FL (Tampa)	6,300	6,300	NA (outparcel)	2Q08	1,494	1,494	405	1,090
Mandarin Landing	Jacksonville, FL	54,500	145,820	Whole Foods	1Q09	8,208	8,058	3,198	5,010
Subtotal		168,281	302,436			$32,772	$32,095	$23,562	$9,211

Total Development Activity		359,278	493,433			$91,331	$68,694	$46,142	$45,189

Project notes

(1)	Includes actual / allocated cost of land.
(2)	After sales of outparcels / land and after construction cost reimbursements.
(3)	Indicates a portion of this property is classified as held for sale as of September 30, 2007.
(4)	Being developed in a JV. Equity One funds all capital, on which it receives an 8% preferred return and receives 60% of residual cash flow.

*	Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.
**	Owned GLA (for redevelopments, includes portions of center not subject to redevelopment).

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of September 30, 2007
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Sep 30, 2007 balance	Dec 31, 2006 balance	Percent of debt maturing

Mortgage debt
Rosemeade	12/01/07	8.295%	$-	$2,947	0.00%
Mariners Crossing	03/01/08	7.080%	-	3,224	0.00%
Commonwealth	03/15/08	7.000%	2,266	2,374	0.19%
Pine Island/Ridge Plaza	07/01/08	6.910%	23,451	23,781	2.00%
North Port Shopping Center	02/08/09	6.650%	3,698	3,788	0.32%
Prosperity Centre	03/01/09	7.875%	4,848	5,193	0.41%
Shoppes at Ibis	09/01/09	6.730%	5,132	5,294	0.44%
Tamarac Town Square	10/01/09	9.190%	5,844	5,927	0.50%
Park Promenade	02/01/10	8.100%	6,041	6,100	0.52%
Skipper Palms	03/01/10	8.625%	3,427	3,456	0.29%
Jonathan's Landing	05/01/10	8.050%	2,762	2,793	0.24%
Bluff's Square	06/01/10	8.740%	9,735	9,815	0.83%
Kirkman Shoppes	06/01/10	8.740%	9,193	9,268	0.78%
Ross Plaza	06/01/10	8.740%	6,411	6,464	0.55%
Shoppes of Andros Isle	06/10/10	7.900%	6,300	6,419	0.54%
Boynton Plaza	07/01/10	8.030%	7,191	7,259	0.61%
Pointe Royale	07/15/10	7.950%	3,490	3,724	0.30%
Shops at Skylake	08/01/10	7.650%	13,113	13,453	1.12%
Parkwest Crossing	09/01/10	8.100%	4,542	4,584	0.39%
Spalding Village	09/01/10	8.190%	9,247	9,538	0.79%
Charlotte Square	02/01/11	9.190%	3,339	3,402	0.28%
Forest Village	04/01/11	7.270%	4,289	4,333	0.37%
Boca Village	05/01/11	7.200%	7,929	8,011	0.68%
MacLand Pointe	05/01/11	7.250%	5,601	5,659	0.48%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of September 30, 2007
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Sep 30, 2007 balance	Dec 31, 2006 balance	Percent of debt maturing
Pine Ridge Square	05/01/11	7.020%	$7,014	$7,090	0.60%
Sawgrass Promenade	05/01/11	7.200%	7,929	8,011	0.68%
Presidential Markets	06/01/11	7.650%	26,313	26,561	2.24%
Lake Mary Centre	11/01/11	7.250%	23,488	23,720	2.00%
Lake St. Charles	11/01/11	7.130%	3,705	3,743	0.32%
Belfair Towne Village	12/01/11	7.320%	10,572	10,755	0.90%
Marco Town Center	01/01/12	6.700%	8,096	8,236	0.69%
Riverside Square	03/01/12	9.190%	7,245	7,347	0.62%
Cashmere Corners	11/01/12	5.880%	4,824	4,916	0.41%
Eastwood	11/01/12	5.880%	5,748	5,857	0.49%
Meadows Shopping Center	11/01/12	5.870%	6,040	6,155	0.52%
Sparkleberry Square (Kohl's) (2)	11/30/12	6.170%	6,279	6,389	0.54%
Lutz Lake Crossing	12/01/12	6.280%	7,500	7,500	0.64%
Midpoint Center	07/10/13	5.770%	6,593	6,714	0.56%
Buckhead Station	09/01/13	6.880%	27,489	-	2.34%
Alafaya Village	11/11/13	5.990%	4,047	4,090	0.35%
Summerlin Square	02/01/14	6.750%	2,759	3,010	0.24%
South Point	07/10/14	5.720%	8,062	8,198	0.69%
Bird Ludlum	02/15/15	7.680%	7,762	8,328	0.66%
Treasure Coast Plaza	04/01/15	8.000%	3,664	3,920	0.31%
Shoppes of Silverlakes I	07/01/15	7.750%	2,135	2,280	0.18%
Grassland Crossing	12/01/16	7.870%	5,325	5,473	0.45%
Mableton Crossing	08/15/18	6.850%	3,766	3,852	0.32%
Sparkleberry Square (Kroger) (2)	06/30/20	6.750%	7,042	7,297	0.60%
BridgeMill	05/05/21	7.940%	8,881	9,033	0.76%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of September 30, 2007
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Sep 30, 2007 balance	Dec 31, 2006 balance	Percent of debt maturing
Westport Plaza	08/24/23	7.490%	$4,601	$4,681	0.39%
Chastain Square	02/28/24	6.500%	3,521	3,608	0.30%
Daniel Village	02/28/24	6.500%	3,848	3,943	0.33%
Douglas Commons	02/28/24	6.500%	4,585	4,699	0.39%
Fairview Oaks	02/28/24	6.500%	4,340	4,447	0.37%
Madison Centre	02/28/24	6.500%	3,521	3,608	0.30%
Paulding Commons	02/28/24	6.500%	5,977	6,126	0.51%
Siegen Village	02/28/24	6.500%	3,889	3,985	0.33%
Wesley Chapel Crossing	02/28/24	6.500%	3,070	3,147	0.26%
Webster Plaza	08/15/24	8.070%	8,004	8,122	0.68%
Total mortgage debt (57 loans outstanding)		7.310%	$405,485	$391,647	34.58%
Net interest premium/(discount)		(wtd-avg interest rate)	10,971	10,463	0.93%
Total mortgage debt (including net interest premium/discount)			$416,456	$402,110	35.51%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of September 30, 2007
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Sep 30, 2007 balance	Dec 31, 2006 balance	Percent of debt maturing
Unsecured senior notes payable
3.875% senior notes (3)	04/15/09	3.875%	$200,000	$200,000	17.05%
Fair value of $100MM fixed-to-floating interest rate swap	04/15/09	6-month Libor + 0.4375%	(2,305)	(3,813)	(0.20%)
7.84% senior notes	01/23/12	7.840%	25,000	25,000	2.13%
5.375% senior notes	10/15/15	5.375%	120,000	120,000	10.23%
6.00% senior notes	09/15/16	6.000%	125,000	125,000	10.66%
6.25% senior notes	01/15/17	6.250%	125,000	125,000	10.66%
6.00% senior notes	09/15/17	6.000%	150,000	-	12.79%

Total unsecured senior notes payable	6.96	5.433%	$742,695	$591,187	63.33%
Net interest premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)	(383)	(141)	(0.03%)
Total unsecured senior notes payable (including net interest premium/discount)			$742,312	$591,046	63.30%

Revolving credit facilities
$275MM Wells Fargo Unsecured	01/17/09	5.75%	$14,000	$76,500	1.19%
$5MM City National Bank Unsecured	05/11/07	NA	-	-	0.00%
Total revolving credit facilities			$14,000	$76,500	1.19%

Total debt			$1,162,180	$1,059,334	99.10%
Net interest premium/(discount)			10,588	10,322	0.90%
Total debt (including net interest premium/discount)			$1,172,768	$1,069,656	100.00%

Senior Unsecured Debt Ratings
Moody's			Baa3 (Stable)
S&P			BBB- (Positive)

(1)	The rate in effect on September 30, 2007
(2)	Sparkleberry Square is encumbered by two separate mortgages
(3)
$100,000 of the outstanding balance has been swapped to a floating interest rate based on a six month LIBOR in arrears, plus 0.4375%. The indicated rate and the weighted rate for the unsecured notes reflects the effect of the interest rate swap.